Transfers of Financial Assets - Summary of Securities Lending (Detail) - Securities lending [member] - EUR (€) € in Millions	Dec. 31, 2025	Dec. 31, 2024
Disclosure of financial assets [line items]
Carrying amount of transferred financial assets	€ 1,718	€ 1,668
Fair value of cash collateral received	1,677	1,898
Fair value of non-cash collateral received	92	41
Net exposure	€ (51)	€ (271)